SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  June 30, 1998



                             COMPUTER HORIZONS CORP.
                             -----------------------
             (Exact name of Registrant as specified in its Charter)



     NEW YORK                       0-7282                          13-2638902
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  (State or other            (Commission File Number)             (IRS Employer
  jurisdiction of                                                 Identification
  incorporation)                                                   Number)



49 OLD BLOOMFIELD AVENUE, MOUNTAIN LAKES, NEW JERSEY             07046-1495
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (973) 299-4000
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 30, 1998, Computer Horizons Corp., a New York corporation (the "Company"), announced that it had completed the acquistion of Spargo Consulting PLC, a corporation organized under the laws of the United Kingdom ("Spargo"). On June 3, 1998, the Company commenced a share for share offer (the "Offer") to the holders of the issued and outstanding ordinary shares of Spargo (the "Spargo Shares") to exchange 0.15096 shares of the Company's common stock, $.10 par value per share (the "Computer Horizons Common Stock"), for each of the 12,500,000 issued and outstanding Spargo Shares. A registration statement on Form S-4 relating to the Offer was filed with the Securities and Exchange Commission on May 22, 1998 and was declared effective on June 2, 1998.

         The Offer was subject to certain conditions, including the receipt of acceptances with respect to not less than 90% of the Spargo Shares. As of June 24, 1998, acceptances had been received with respect to 11,491,238 Spargo Shares, comprising 91.93% of the outstanding Spargo Shares. The Company formally declared on June 30, 1998 that each other condition to the consummation of the Offer had been satisfied, and thereby became obligated pursuant to the terms of the Offer to acquire the Spargo Shares with respect to which acceptances had been received. The Company has initiated proceedings in the United Kingdom pursuant to which it will acquire the remaining Spargo Shares in exchange for Computer Horizons Common Stock at the same rate of exchange as that reflected in the Offer.

         Spargo is an information technology consultant in the United Kingdom. It offers a range of services in software applications including design, production, maintenance and upgrades of software for a variety of business applications.

         A copy of the Company's June 30, 1998 press release has been filed as an exhibit to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)  None.

(c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

             20. Press release dated June 30, 1998 of Computer Horizons Corp.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              COMPUTER HORIZONS CORP.

Date:  July 14, 1998                    By:   /s/William J. Murphy
                                              --------------------
                                        Name:    William J. Murphy
                                        Title:   Chief Financial Officer

                                 EXHIBIT INDEX

DOC. NO.                      DOCUMENT DESCRIPTION

          20.  Press release dated June 30, 1998 of Computer Horizons Corp.